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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                      Date of Report: February 29, 1996


                        FEDERAL PAPER BOARD COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                 NORTH CAROLINA
                 (State or Other Jurisdiction of Incorporation)


         1-3838                                        22-0904830
(Commission File Number)                    (IRS Employer Identification Number)


75 CHESTNUT RIDGE ROAD, MONTVALE, NEW JERSEY                          07645
(Address of Principal Executive Offices)                              (Zip Code)


                                 (201) 391-1776
              (Registrant's Telephone Number, including Area Code)


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                       INFORMATION INCLUDED IN THIS REPORT

Item 5.  OTHER EVENTS.

         On February 29, 1996, Federal Paper Board Company, Inc. (the "Registrant") released its consolidated balance sheets as of December 30, 1995 and December 31, 1994, and the related consolidated statements of income, shareholders' equity and cash flows for each of the three fiscal years in the period ended December 30, 1995 and the related notes to financial statements, together with the Independent Auditors' Report thereon of Deloitte & Touche LLP, dated February 14, 1996 (the "Consolidated Financial Statements").

         A copy of the Consolidated Financial Statements issued by the Registrant on February 29, 1996 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements of Businesses Acquired.

               NOT APPLICABLE.

         (b)   Pro Forma Financial Information.

               NOT APPLICABLE.

         (c)   EXHIBITS

               99.1 Consolidated Financial Statements issued by Federal Paper
                    Board Company, Inc. on February 29, 1996
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FEDERAL PAPER BOARD COMPANY, INC.



Date:  February 29, 1996                  By:  /s/  Quentin J. Kennedy
                                         ---------------------------------------
                                      Name:  Quentin J. Kennedy
                                      Title: Director, Executive Vice President,
                                      Treasurer and Secretary
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                                INDEX TO EXHIBITS

Exhibit

99.1 Consolidated balance sheets as of December 30, 1995 and December 31, 1994, and related consolidated statements of income, cash flows and shareholders' equity for each of the three fiscal years in the period ended December 30, 1995 and the related notes to financial statements, together with the Independent Auditors' Report thereon of Deloitte & Touche LLP, dated February 14, 1996, issued by Federal Paper Board Company, Inc. on February 29, 1996